UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT




             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

Date of Report (date of earliest event reported) April 7, 1998


                       CARTER-WALLACE, INC.
      (Exact name of registrant as specified in its charter)



        Delaware                1-5910            13-4986583
(State or other juris-       (Commission        (IRS Employer
diction of incorporation)    File Number)     Identification No.)


1345 Avenue of the Americas, New York, NY           10105
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:  212-339-5000



                         No Change
 (Former name or former address, if changed since last report)







                          Page 1 of 3
Item 5 - Other Events

The following is the text of a press release of Carter-Wallace, Inc., issued on April 7, 1998:

     Carter-Wallace, Inc. today announced that, because the clinical data to date does not support efficacy, it has terminated its clinical study of the intravenous use of Taurolin (taurolidine) for sepsis.



































                          Page 2 of 3
                            SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CARTER-WALLACE, INC.
                                           (Registrant)



DATED: April 7, 1998                   By: /s/Ralph Levine
                                           Ralph Levine
                                           President & Chief
                                            Operating Officer

























                           Page 3 of 3